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                                                                   EXHIBIT 21.01

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                         SUBSIDIARIES OF THE REGISTRANT

Nashua Corporation, or one of its wholly-owned subsidiaries, owns beneficially, directly or indirectly, all of the capital stock in the following subsidiaries:

                                                              Jurisdiction of
Domestic                                                       Incorporation
- --------                                                       -------------
Cerion Holdings Inc. (1)                                          Delaware
Cerion Technologies Inc.(1)(4)                                    Delaware
Nashua Belmont Limited (2)                                        Delaware
Nashua Photo European Investments, Inc.(2)                        Delaware
Nashua Photo Inc.(1)                                              Delaware
Nashua Photo International Investments, Inc.(2)                   Delaware
Nashua Photo Licensing Inc.(2)                                    Delaware
Promolink Corporation(1)                                          Delaware

                                                              Jurisdiction of
Foreign                                                        Incorporation
- -------                                                        -------------
Nashua Europe B.V. (1)                                            Netherlands
Nashua FSC Limited (1)                                            Jamaica
Nashua Photo B.V. (2)                                             Netherlands
Nashua Photo Limited (2)                                          Canada
Nashua Photo Limited (2)                                          England
Nashua Photo S.N.C.(3)                                            France

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(1)  Stock held by Nashua Corporation

(2)  Stock held by Nashua Photo Inc.

(3) Stock held 50% by Nashua Photo European Investments, Inc. and 50% by Nashua Photo International Investments, Inc.

(4) Stock held by Cerion Holdings Inc. The Company has filed a Form S-1 indicating its intention to sell a portion of its shares of Cerion Technologies.
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All of the above listed subsidiaries are included in Nashua's consolidated financial statements.